MOODY NATIONAL REIT I, INC. 10-K

Exhibit 10.62

Loan No. 30-4100763

ASSUMPTION AGREEMENT

This Assumption Agreement (the “Agreement”) is made this 18th day of December, 2015, by U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., IN ITS CAPACITY AS TRUSTEE, SUCCESSOR-IN-INTEREST TO WELLS FARGO BANK, N.A, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C3 (“Lender”), MOODY NATIONAL TPS FORT WORTH H, LLC, a Delaware limited liability company (“Moody H”), each TIC Borrower listed on Exhibit A attached hereto, each a Delaware limited liability company (each, a “TIC Borrower,” and, jointly and severally with Moody H, “Borrower”), Brett C. Moody (“Original Guarantor”), each TIC Guarantor listed on Exhibit A attached hereto (jointly and severally with Original Guarantor, “Guarantor”), MOODY NATIONAL INTERNATIONAL-FORT WORTH HOLDING, LLC, a Delaware limited liability company (“Buyer”), and MOODY NATIONAL REIT I, INC., a Maryland corporation (“New Guarantor”).

RECITALS

A.		CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (“Original Lender”), made a loan to Moody H and to Moody National TPS Fort Worth S, LLC, a Delaware limited liability company (“Moody S”), in the original principal amount of SEVEN MILLION EIGHT HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($7,840,000) (the “Loan”), under the terms and provisions set forth in the following loan documents, all of which are dated as of May 18, 2007, unless otherwise noted:

	1.	Fixed Rate Note (the “Note”) in the original principal amount of the Loan, made by Moody H and Moody S and payable to Original Lender;

	2.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as assigned, as set forth below, the “Security Instrument”), executed by Moody H and Moody S for the benefit of Original Lender, which secures the Note and other obligations of Borrower and which was recorded on May 23, 2007 as County Clerk’s File No. D207178289. in the Official Records of Tarrant County, Texas (the “Official Records”), the Original Lender’s interest under which was assigned by instrument recorded on February 22, 2008 as County Clerk’s File No. D208061332 in the Official Records, and further assigned by instrument recorded on July 13, 2009 as County Clerk’s File No. D209185421 in the Official Records, and as further assigned by instrument recorded immediately prior hereto in the Official Records. The land, improvements and other real property which are subject to the Security Instrument are hereinafter referred to as the “Property” and the equipment, machinery and other personal property which are subject to the Security Instrument are hereinafter referred to as the “Collateral”;

	3.	Assignment of Leases and Rents (as assigned, as set forth below), executed by Moody H and Moody S in favor of Original Lender which was recorded on May 23, 2007 as County Clerk’s File No. D207178290 in the Official Records, the Original Lender’s interest under which was assigned by instrument recorded on February 22, 2008 as County Clerk’s File No. D208061332 in the Official Records, and further assigned by instrument recorded on July 13, 2009 D209185421 in the Official Records, and further assigned by instrument recorded immediately prior hereto in the Official Records;

4.	Guaranty (the “Original Guaranty”) executed by Original Guarantor;

5.	Environmental Liabilities Agreement (the “Environmental Indemnity”) executed by Moody H, Moody S, Original Guarantor and Original Lender;

6.	UCC-1 Financing Statements filed with the Secretary of State of Delaware, as amended (one naming Borrower as debtor and another naming Master Tenant (as defined herein) as debtor and Borrower as assignor secured party);

7.	UCC-1 Financing Statement filed with the Official Records on May 23, 2007 as as County Clerk No. D207178292;

8.	Assignment of Agreements, Permits and Contracts from Moody H and Moody S to Original Lender;

9.	Cash Management Agreement by and among Moody H, Moody S, Original Lender and Moody National TPS Forth Worth MT, LLC, a Delaware limited liability company; and

The above documents and any other documents executed and/or delivered by Moody H and Moody S and Original Guarantor in connection with the Loan, including, in each case, any prior amendments thereto, are hereinafter collectively defined as the “Original Loan Documents”.

B.		The TIC Borrowers listed on Exhibit A attached hereto individually assumed the obligations of Moody S under the Loan and the Original Loan Documents pursuant to seventeen (17) separate Assumption Agreements, as more particularly described on Exhibit A attached hereto (collectively, the “Prior Assumption Agreements”). Upon the consummation of the transfer contemplated by the last of the Prior Assumption Agreements, Moody S ceased to own any interest in the Property or the Collateral, and has since been dissolved. The TIC Guarantors listed on Exhibit A attached hereto individually assumed certain obligations of Original Guarantor under the Loan and the Original Loan Documents pursuant to seventeen (17) separate TIC Principal Guaranty Agreements, as more particularly described on Exhibit A attached hereto (collectively, the “TIC Principal Guaranty Agreements,” and, together with the Original Guaranty and the Completion Guaranty, the Guaranty”).

C.		The Prior Assumption Agreements, the TIC Principal Guaranties and any other documents executed and/or delivered by Borrower and Guarantor in connection therewith are hereinafter collectively defined as the “Prior Assumption Documents”. The Original Loan Documents and the Prior Assumption Documents, including, in each case, any prior amendments thereto, together with this Agreement and any other documents executed and/or delivered by Buyer and New Guarantor in connection herewith, are hereinafter collectively defined as the “Loan Documents”.

D.		Capitalized terms used herein and not defined herein shall have the meanings set forth in the Security Instrument.

E.		As of December 7, 2015, 2015:

	1.	The principal balance outstanding under the Note was $7,167,151.25;

	2.	Accrued interest on the Note had been paid through December 5, 2015;

	3.	Accrued but unpaid interest on the Note was $1,221.60;

	4.	The balance in the tax escrow reserve was $(99,991.60);

	5.	The balance in the insurance escrow reserve was $34,744.18; and

	6.	The balance in the FF&E Reserve was $0.00.

F.	Concurrently with the closing of the transaction contemplated hereby, Borrower will sell and convey the Property and the Collateral to Buyer, and both parties desire to obtain from Lender, among other things, a consent to such transfer and a waiver of any right Lender may have under the Loan Documents to accelerate the Maturity Date of the Note by virtue of such conveyance.

G.	Subject to the terms and conditions hereof, Lender is willing to consent to the requested transfer of the Property and the Collateral to Buyer, and to waive any right of acceleration of the Maturity Date of the Note, conditioned upon assumption by Buyer, subject to the terms and conditions of this Agreement, of all obligations of Borrower under the Loan Documents (the “Assumption”).

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1.	Incorporation. The foregoing recitals are incorporated herein by this reference.

2.	Assumption Fee. As consideration for Lender’s execution of this Agreement and in addition to any other sums due hereunder, Lender shall be paid (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) an assumption fee of [Assumption Fee Amount], due at the closing of the Assumption.

3.	Conditions Precedent. The following are conditions precedent to Lender’s obligations under this Agreement:

a.	Commonwealth Land Title Insurance Company (“Title Company”) to issue a replacement loan policy in substantially the same form as Title Policy No. 483744 M, dated June 15, 2007, in form and substance acceptable to Lender and without deletions or exceptions other than as expressly approved by Lender in writing, insuring Lender that the priority and validity of the Security Instrument has not been and will not be impaired by this Agreement, the conveyance of the Property, or the transaction contemplated hereby;

b.	Receipt and approval by Lender of: (i) the executed original of this Agreement in form and substance acceptable to Lender; and (ii) any other documents and agreements which are required pursuant to this Agreement, in form and content acceptable to Lender;

c.	Recordation in the Official Records of this Agreement, together with such other documents and agreements, if any, required pursuant to this Agreement or which Lender has requested to be recorded or filed;

d.	Buyer’s delivery to Lender of UCC-1 Financing Statements in proper form for filing in the appropriate jurisdictions as determined by Lender;

e.	Execution and delivery to Lender by New Guarantor of a Guaranty (the “New Guaranty”) in favor of Lender and in form and substance acceptable to Lender, pursuant to which New Guarantor irrevocably guarantees payment of certain matters under the Loan as more specifically set forth in the New Guaranty;

f.	Execution and delivery to Lender by Buyer and New Guarantor of a personal Environmental Liabilities Agreement (the “New Environmental Indemnity”) in favor of Lender and in form and substance acceptable to Lender, pursuant to which Buyer and New Guarantor agree to indemnify Lender with respect to certain environmental matters as more specifically set forth in the New Environmental Indemnity;

g.	Delivery to Lender of such resolutions or certificates as Lender may require, in form and content acceptable to Lender, authorizing the assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Buyer and New Guarantor;

h.	The representations and warranties contained herein are true and correct;

i.	Receipt by Lender of a copy, or other evidence satisfactory to Lender, of Buyer’s casualty insurance policy and comprehensive liability insurance policy with respect to the Property, each in form and amount satisfactory to Lender;

j.	Receipt by Lender of a copy of the grant deed by which title to the Property will be conveyed to Buyer, and the purchase and sale agreement documenting the sale of the Property to Buyer;

k.	Receipt by Lender of an executed Form W-9 for Buyer and for Moody National International-Fort Worth MT, LLC, a Delaware limited liability company (“Master Tenant”);

l.	Receipt by Lender of a copy of the new master lease agreement for the Property between Borrower and Master Tenant, in form and substance acceptable to Lender (the “Master Lease”);

m.	Receipt by Lender of a copy of a replacement Assignment of Leases and Rents and Security Agreement, in substantially the form of the Assignment of Leases and Rents and Security Agreement executed for the benefit of Borrower and otherwise in form and substance acceptable to Lender, pursuant to which Master Tenant grants to Buyer a lien on, and security interest in, substantially all assets of Master Tenant as security for its obligations under the Master Lease (the “Master Tenant ALR”);

n.	Receipt by Lender of a copy of the new property management agreement for the Property (the “Management Agreement”) in form and substance acceptable to Lender, between Master Tenant and Moody National Hospitality Management, LLC, a Texas limited liability company;

o.	Receipt by Lender of a copy of the new comfort letter from Marriott International, Inc. in form and substance acceptable to Lender;

p.	Deposit by Buyer or Master Tenant in the amount of $2,688,795.00 for completion of the work identified in the Property Improvement Plan delivered to Lender in connection with the Assumption (the “PIP Reserve”);

q.	Receipt by Lender of one or more opinions of counsel to Borrower, Master Tenant and New Guarantor regarding due formation, valid existence, good standing, due authorization and execution, and enforceability of this Agreement and of the other Loan Documents executed by any of them in connection with the Assumption, each of which shall be in form and substance satisfactory to Lender;

r.	Receipt by Lender an opinion of counsel to Lender with respect to the compliance of this Agreement, the transfer to Buyer, and the transactions referenced herein with the provisions of the Internal Revenue Code as the same pertain to real estate mortgage investment conduits;

s.	Payment of the assumption fee provided for in Section 2 above; and

t.	Reimbursement to Lender of Lender’s costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, escrow and recording fees, attorneys’ fees, appraisal, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Lender’s employees, agents or independent contractors.

4.	Effective Date. The effective date of this Agreement shall be the date this Agreement is recorded in the Official Records (the “Effective Date”).

5.	Assumption. Buyer hereby assumes and agrees to pay when due all sums due or to become due or owing by Borrower under the Note, the Security Instrument and the other Loan Documents and shall hereafter faithfully perform all of Borrower’s obligations under and be bound by all of the provisions of the Loan Documents and assumes all liabilities of Borrower under the Loan Documents as if Buyer were an original signatory thereto. The execution of this Agreement by Buyer shall be deemed its execution of the Note, the Security Instrument and the other Loan Documents.

6.	Partial Release of Borrower; Release of Lender. Lender hereby releases (on the Effective Date) Borrower from liability under the Loan Documents other than this Agreement; provided however, that the parties hereby acknowledge and agree that Borrower is expressly not released from and nothing contained herein is intended to limit, impair, terminate or revoke, any of Borrower’s obligations with respect to the matters set forth in Sections 12(c) and 12(d) of the Note to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date, to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date (the “Retained Obligations”), and that such obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof. Borrower’s obligations under the Loan Documents with respect to the Retained Obligations shall not be discharged or reduced by any extension, amendment, renewal or modification to, the Note, the Security Instrument or any other Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Lender in its discretion for purposes related to those set forth in the Loan Documents. Each of Borrower, Guarantor, Buyer and New Guarantor hereby fully releases (on the Effective Date) Lender and any servicer(s) of the Loan from any liability of any kind to Borrower arising out of or in connection with the Loan or the Loan Documents other than this Agreement. Each of Borrower, Guarantor, Buyer and New Guarantor after consultation with its respective attorney, hereby expressly waives the benefits of the provisions of any applicable law which provides to the effect that:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which, if known by him, must have materially affected his settlement with the debtor.”

From time to time without first requiring performance on the part of Buyer, Lender may look to and require performance by Borrower of all Retained Obligations. Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor of all or any part of the indebtedness now existing or hereafter arising under the Loan Documents.

7.	Confirmation of Guaranty; Partial Release of Respective Guarantor. Nothing contained herein is intended to limit, impair, terminate or revoke Guarantor’s obligations under the Guaranty to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date and such obligations shall continue in full force and effect in accordance with the terms and provisions of the Guaranty; provided, however, Lender hereby releases each Guarantor from its respective obligations under the Guaranty to the extent the same arise out of or in connection with any act or omission occurring after the Effective Date.

8.	Modifications to the Loan Documents.

a.	As of the Effective Date, the Loan Documents shall be modified as set forth on Exhibit B attached hereto.

9.	Post-Closing Obligations.

a.	Deferred Maintenance. Buyer shall complete the deferred maintenance items listed on Exhibit C attached hereto (the “Deferred Maintenance”) within the time frames set forth therein (the “Completion Period”). Buyer’s failure to complete the Deferred Maintenance items on or before the Completion Period shall constitute an Event of Default.

10.	Property Improvement Reserve.

a.	In connection with the sale of Property to Buyer and the Assumption, Master Tenant has entered into a Relicensing Franchise Agreement between Marriot International, Inc. and Master Tenant, dated as of the date hereof (the “Franchise Agreement”) in which Master Tenant is obligated to perform each of the changes, additions, upgrades and deficiencies noted in the Project Improvement Plan addendum to the Franchise Agreement.

b.	Lender requires as a condition to consenting to the Assumption that Buyer or Master Tenant deposit $2,688,795.00 (the “PIP Deposit”) with Lender, which funds shall be held for the benefit of Buyer, and as additional security for Buyer’s obligations under the Loan Documents.

c.	Concurrently with the execution of this Agreement, Buyer shall deposit with Lender the PIP Deposit in an account (the “PIP Reserve Account”) which shall meet the standards for custodial accounts as required by Lender from time to time. The PIP Deposit and all other funds in the PIP Reserve Account are referred to collectively as the “PIP Reserve Funds.” The PIP Reserve Funds may be commingled with Lender’s or its representative’s other funds, or funds held by them in trust for others or as security for other obligations under the Loan Documents or otherwise. The PIP Reserve Account may be maintained as a subaccount under Lender’s or its designated representative’s internal accounting methodology for accounts holding funds in addition to and other than the PIP Reserve Funds. Lender or a designated representative of Lender shall have the sole right to make withdrawals from the PIP Reserve Account.

d.	Buyer hereby pledges, assigns and grants to Lender a continuing perfected security interest in and to the PIP Reserve Account, as additional security for the payment and performance of all of Buyer’s obligations under the Loan Documents. Lender shall have with respect to the Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, as if such rights and remedies were fully set forth herein; provided, however, Lender shall make disbursements from the PIP Reserve Funds to Buyer in accordance with the terms of this Agreement.

e.	Requests for disbursement of the PIP Reserve Funds shall be in a form specified or approved by Lender, and shall be subject to satisfaction of each of the following conditions, and upon the satisfaction of such conditions, the requested PIP Reserve Funds shall be timely paid to Buyer:

(i)	no Event of Default shall exist; and

(ii)	in the event that funds are requested prior to the completion of all of the required work, Buyer shall (A) provide, in connection with each such disbursement: (1) copies of invoices for which the work relates, which Buyer must demonstrate is work that was required under the PIP Agreement, (2) lien waivers from each contractor or subcontractor for which payment is requested (which waiver may be conditioned solely on payment of the requested amount, and which waivers shall only be required from contractors or subcontractors who have performed structural work at the Property or whose work primarily consisted of manual labor at the Property), and (3) evidence reasonably satisfactory to Lender that the work for which the request for disbursement relates has been completed in a good and workmanlike manner or (B). if approved Lender, in its reasonable discretion, with respect to initial deposits and progress payments required under contracts entered into for purposes of satisfying the PIP requirements, Buyer and Master Tenant shall certify that the amount requested is a deposit or installment payment required under the terms of such contract.

Notwithstanding anything to the contrary contained herein: (A) in no event shall Buyer be entitled to more than one (1) request for disbursement each two (2) week period, (B) each request for disbursement must be for an amount equal to or greater than $5,000, (C) Lender will use best efforts to process all requests for disbursement within ten (10) business days after Lender’s receipt of all items necessary for Lender to process said request, (D) with respect to any invoice that is being paid by Lender (as opposed to a reimbursement), such payment shall be by joint check to Buyer and to the applicable vendor).

(iii)	in connection with the disbursement that will complete Buyer’s obligations (or if Buyer only makes a single request for disbursement) with respect to the TownPlace Suites hotel (and Buyer shall be required to indicate the same in connection with the corresponding request for disbursement), Buyer shall additionally be required to provide either written evidence from the franchisor under the PIP Agreement that each of the changes, additions, upgrades and deficiencies noted in the PIP Agreement for which disbursement is requested has been timely made in accordance with the terms of the PIP Agreement, or alternatively, Buyer must provide, as a condition of disbursement, such other evidence as is satisfactory to Lender in Lender’s sole discretion with respect to the full completion of such items.

At such time as no Event of Default shall exist and Buyer shall have provided Lender with either written evidence from the franchisor that each of the changes, additions, upgrades and deficiencies noted in the PIP Agreement have been completed, or such other evidence as is satisfactory to Lender in Lender’s sole discretion with respect to the completion of such items, Lender shall disburse any remaining PIP Reserve Funds to Buyer, so long as Buyer additionally provides Lender with written evidence from the franchisor that there is no default under the Franchise Agreement.

f.	Buyer understands that, upon the occurrence and during the continuance of an Event of Default, then, without limitation on any other rights or remedies that may be available to Lender under law, the Note, the Security Instrument, or any other Loan Document, Lender shall be able to exercise all of its rights and remedies with respect to the PIP Reserve.

11.	FF&E Funds.

a.	Buyer hereby acknowledges and agrees that beginning with the next monthly payment date occurring after the date hereof, the FF&E Deposit Amount shall be deposited with Lender.

12.	Representations and Warranties.

a.	Assignment. Moody H and Buyer each hereby represents and warrants to Lender that, effective as of the Effective Date, Borrower will have irrevocably and unconditionally transferred and assigned to Buyer all of Borrower’s right, title and interest in and to:

i.	The Property and the Collateral;

ii.	The Loan Documents;

iii.	All leases related to the Property or the Collateral;

iv.	All rights as named insured under all casualty and liability insurance policies (and all endorsements in connection therewith) relating to the Property or the Collateral (unless, but only to the extent that, Buyer is obtaining its own such insurance policies);

v.	All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property;

vi.	All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral; and

vii.	All funds, if any, deposited in impound accounts held by or for the benefit of Lender pursuant to the terms of the Loan Documents.

Moody H and Buyer each hereby further represents and warrants to Lender that no consent to the transfer of the Property and the Collateral to Buyer is required under any agreement to which Borrower or Buyer is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

b.	Assignment. Each TIC Borrower severally represents and warrants to Lender that, effective as of the Effective Date, it will have irrevocably and unconditionally transferred and assigned to Buyer all of its respective right, title and interest in and to:

i.	The Property and the Collateral;

ii.	The Loan Documents;

iii.	All leases related to the Property or the Collateral;

iv.	All rights as named insured under all casualty and liability insurance policies (and all endorsements in connection therewith) relating to the Property or the Collateral (unless, but only to the extent that, Buyer is obtaining its own such insurance policies);

v.	All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property;

vi.	All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral; and

vii.	All funds, if any, deposited in impound accounts held by or for the benefit of Lender pursuant to the terms of the Loan Documents.

Each TIC borrower further severally represents and warrants to Lender that no consent to the transfer of its interest in the Property and the Collateral to Buyer is required under any agreement to which it is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

Each TIC borrower further severally represents and warrants to Lender that, to its actual knowledge, no consent to the transfer of its interest in the Property and the Collateral to Buyer is required under any agreement to which Buyer is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

c.	No Defaults. Buyer, Moody H and each TIC Borrower hereby severally represents and warrants, to the best of its respective knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Agreement, and all representations and warranties herein and in the other Loan Documents, as modified by this Agreement, are true and correct in all material respects.

d.	Loan Documents. Buyer represents and warrants to Lender that Buyer has actual knowledge of all terms and conditions of the Loan Documents, and agrees that Lender has no obligation or duty to provide any information to Buyer regarding the terms and conditions of the Loan Documents. Buyer further agrees that all representations, agreements and warranties in the Loan Documents regarding Borrower, its status, authority, financial condition and business, other than those that speak as of a specific date, shall apply to Buyer, as though Buyer were the borrower originally named in the Loan Documents. Buyer further understands and acknowledges that, except as expressly provided in this Agreement or another writing executed by Lender, Lender has not waived any right of Lender or obligation of Borrower or Buyer under the Loan Documents and Lender has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

e.	Financial Statements. Buyer represents and warrants to Lender that the financial statements of Buyer, New Guarantor and their members or constituent entities, if applicable, delivered by Moody H, Buyer or any of such parties to Lender: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards previously accepted by Lender. Buyer further represents and warrants to Lender that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by Buyer to Lender and approved in writing by Lender.

f.	Reports. Buyer represents and warrants to Lender that all reports, documents, instruments and information delivered by or on behalf of Buyer to Lender in connection with Buyer’s assumption of the Loan: (i) are correct in all material respects and sufficiently complete to give Lender accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

g.	Buyer Location. Buyer’s chief executive office (or principal residence, if applicable) is located at the following address: 6363 Woodway, Suite 110, Houston, TX 77057. Buyer is an organization organized solely under the laws of the State of Delaware. All copies of organizational documents of Buyer delivered to Lender are complete and accurate in every respect. Buyer’s legal name is exactly as shown on page one of this Agreement. Buyer shall not change Buyer’s name or, as applicable, Buyer’s chief executive office, Buyer’s principal residence or the jurisdiction in which Buyer is organized, without giving Lender at least 30 days’ prior written notice.

h.	No Adverse Change. Buyer represents and warrants to Lender that since the date of the financial statements for Buyer and New Guarantor submitted by Buyer in connection with its application to assume the Loan, there has occurred no adverse change in the financial condition of Buyer or New Guarantor.

i.	No Pledge of Equity Interests. Buyer represents and warrants to Lender that (i) all closing funds related to Buyer’s acquisition of the Property and Buyer’s assumption of the Loan (the “Acquisition”) are being contributed as capital contributions to Buyer, (ii) no portion of the capital contributed to Buyer, directly or indirectly, in connection with the Acquisition consists of borrowed funds or is secured, directly or indirectly, by any interest in Buyer, the Property or the Collateral and (iii) no equity interest in Buyer or in any entity that directly owns an equity interest in Master Tenant and no controlling equity interest in New Guarantor or in Moody National Operating Partnership I, L.P., a Delaware limited liability company that is (A) the sole manager of Buyer’s sole member and (B) the sole member of Master Tenant’s sole member, or in any other direct or indirect owner of Buyer or Master Tenant in violation of the Loan Documents, has been pledged, hypothecated or otherwise encumbered as security for any obligation.

j.	Embargoed Person. Buyer and New Guarantor represent and warrant that (a) to the best of their knowledge, none of the funds or other assets of Buyer and New Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including, but not limited to, USA PATRIOT Act (including the anti-terrorism provisions thereof), the International Economic Powers Act, 50 U.S.C. §§1701, et. Seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et. seq., and any Executive Orders or regulations promulgated thereunder, including those related to Specifically Designated Nationals and Specifically Designated Global Terrorists (“Embargoed Person”), (b) no Embargoed Person has any interest of any nature whatsoever in Buyer or New Guarantor with the result that the investment in Buyer (whether directly or indirectly) is prohibited by law and (c) none of the funds of Buyer or New Guarantor have been derived from any unlawful activity with the result that the investment in Buyer or New Guarantor (whether directly or indirectly) is prohibited by law or the Loan or is in violation of law. Neither Buyer nor New Guarantor is (or will be) a Person with whom Lender is restricted from doing business under OFAC regulations (including those persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001 #13224 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not or shall not engage in any dealings or transactions or otherwise be associated with such Persons in violation of law and (x) neither Buyer nor New Guarantor, to the best of its knowledge, is engaged, and (y) each of Buyer and New Guarantor shall take commercially reasonable action to ensure that it does not hereafter engage, in any dealing or transactions or otherwise be associated with such Persons. In addition, to help the US Government fight the funding of terrorism and money laundering activities, The USA Patriot Act (and the regulations thereunder) requires the Lender to obtain, verify and record information that identifies its customers. Buyer shall provide the Lender with any additional information that the Lender deems necessary from time to time in order to ensure compliance with The USA Patriot Act and any other applicable Legal Requirements concerning money laundering and similar activities.

13.	Waiver of Acceleration. Lender hereby agrees that it shall not exercise its right to cause all sums secured by the Security Instrument to become immediately due and payable because of the conveyance of the Property and the Collateral from Borrower to Buyer; provided, however, Lender reserves its right under the terms of the Security Instrument or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, the Collateral or any interest in Buyer, except as permitted by the Loan Documents.

14.	Hazardous Materials. Without in any way limiting any other provision of this Agreement, Buyer and Borrower expressly reaffirm as of the date hereof, and Buyer reaffirms continuing hereafter: (a) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”; and (b) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials”.

15.	Multiple Parties. If more than one person or entity has signed this Agreement as Buyer or Borrower, then all references in this Agreement to Buyer or Borrower shall mean each and all of the persons so signing, as applicable. The liability of all persons and entities signing shall be joint and several with all others similarly liable except that the joint and several liability of Borrower and Guarantor under this Agreement and the Loan Documents shall be to the extent currently set forth in the Loan Documents.

16.	Confirmation of Security Interest. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance. All assignments and transfers by Borrower to Buyer are subject to any security interest(s) held by Lender.

17.	Notices. All notices to be given to Buyer and Lender pursuant to the Loan Documents shall be addressed as follows:

If to Buyer:

Moody National International-Fort Worth Holding, LLC
6363 Woodway, Suite 110
Houston, TX 77057
Attn: Alex Sims

With a copy to

Gresham Savage Nolan & Tilden, PC
550 West C Street, Suite 1810
San Diego, California 92101
Attention: Jerome A. Grossman, Esq.

If to Lender:

U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., IN ITS CAPACITY AS TRUSTEE, SUCCESSOR-IN-INTEREST TO WELLS FARGO BANK, N.A,, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C3
c/o Wells Fargo Bank, National Association
Commercial Mortgage Servicing
1901 Harrison Street, 7th Floor
Oakland, California 94612
Attention: Asset Manager

with a copy to:

K&L Gates, LLP
Hearst Tower, 47th Floor
214 North Tryon Street
Charlotte, North Carolina 28202-2367
Attention: Stacy G. Ackermann, Esq.

18.	Integration; Interpretation. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by Lender and Buyer. Any reference in any of the Loan Documents to the Property or the Collateral shall include all or any parts of the Property or the Collateral.

19.	Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.

20.	Attorneys’ Fees; Enforcement. If any attorney is engaged by Lender to enforce, construe or defend any provision of this Agreement, or as a consequence of any default under or breach of this Agreement, with or without the filing of any legal action or proceeding, Buyer shall pay to Lender, upon demand, the amount of all attorneys’ fees and costs reasonably incurred by Lender in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

21.	One-Time Right of Transfer of Property. The parties acknowledge that Section 12(g) of the Security Instrument provides that Lender shall, one (1) time only, consent to the voluntary sale or exchange of all of the Property, all subject, however, to the terms and conditions set forth therein. The parties agree that this Agreement and the actions to be taken as contemplated herein shall constitute such one consent and that hereafter, Lender shall not be required to consent to any further such sale or exchange.

22.	NOTICE PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE. Buyer and New Guarantor acknowledge and agree that each has received a copy of the disclosure attached hereto as Exhibit D.

23.	Miscellaneous. This Agreement shall be governed and interpreted in accordance with the laws of the jurisdiction(s) specified in the other Loan Documents as governing the other Loan Documents. In any action brought or arising out of this Agreement, Borrower and Buyer, and their respective general partners, members and joint venturers, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the other Loan Documents and also consent to the service of process by any means authorized by the law of such jurisdiction(s). Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the Security Instrument or, if not defined therein, in such other Loan Document as does provide the applicable definition. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had been a part thereof.

24.	Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

LENDER:

U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., IN ITS CAPACITY AS TRUSTEE, SUCCESSOR-IN-INTEREST TO WELLS FARGO BANK, N.A,, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C3

By:	Wells Fargo Bank, National Association, solely in its capacity as Master Servicer, pursuant to that certain Pooling and Servicing Agreement dated as of August 1, 2007

By:
Name:	Joyce Fray
Title:	Vice President

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	)
	)	ss.
County of Alameda	)

On __________ ___, 2015, before me, ________________________________, a notary public, personally appeared Joyce Fray, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

[notary signature]
[seal]

BORROWER:

MOODY NATIONAL TPS FORT WORTH H, LLC, a Delaware limited liability company

By:
Name:	Brett C. Moody
Title:	President

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared ____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Brett C. Moody, individually

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared ____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 1, LLC, a Delaware limited liability company

By:	Golden Phoenix LLC, an Arizona limited liability company, its sole member

By:	Lai Investments & Management, LLC, a California limited liability company, its sole member

By:
Alfred Lai, as Trustee of the Alfred Lai Living Trust dated June 1, 1994, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Alfred Lai

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Alfred Lai, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 2, LLC, a Delaware limited liability company

By:
Charles Edward Wynn, as Trustee of the Wynn Family Trust dated October 31, 1989, its sole member

By:
Lorene Rossum Wynn, as Trustee of The Wynn Family Trust dated October 31, 1989, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Charles E. Wynn

GUARANTOR:

Lorene Rossum Wynn

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Charles E. Wynn, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Lorene Rossum Wynn, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 3, LLC, a Delaware limited liability company

By:	AGR Properties, LLC, a Utah limited liability company, its sole member

By:
Ann C. Watts, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Ann C. Watts

STATE OF	)
)
COUNTY OF	)

On __________ ___, 20015, before me, ____________________________________________________________, personally appeared Ann C. Watts, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 4, LLC, a Delaware limited liability company

By:	GRW Properties, LLC, a Utah limited liability company, its sole member

By:
Gregory R. Watts, its Manager

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Gregory R. Watts

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Gregory R. Watts, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 5, LLC, a Delaware limited liability company

By:
Wallace R. Alvey, as husband and wife as Joint Tenants with right of survivorship, its sole member

By:
Sharon S. Alvey, as husband and wife as Joint Tenants with right of survivorship, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Wallace R. Alvey

Sharon S. Alvey

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Wallace R. Alvey, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Sharon S. Alvey, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 6, LLC, a Delaware limited liability company

By:	The Odyssey Group, LLC, a South Dakota limited liability company, its sole member

By:
Don Stephen Gull, Managing Director

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Don Stephen Gull

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Don Stephen Gull, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 7, LLC, a Delaware limited liability company

By:
Roland Covey, an individual, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Roland Covey

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Roland Covey, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 8, LLC, a Delaware limited liability company

By:
Stephen C. Taylor, as husband and wife as Joint Tenants with right of survivorship, its sole member

By:
Sue Ann. Taylor, as husband and wife as Joint Tenants with right of survivorship, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Stephen C. Taylor

Sue Ann Taylor

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Stephen C. Taylor, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Sue Ann Taylor, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 9, LLC, a Delaware limited liability company

By:	The Moine Family Limited Partnership, a Texas limited partnership, its sole member

By:
Harriet E. Moine, as Trustee of the Moine Family Management Trust, its general partner

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Helen E. Moine

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Helen E. Moine, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 10, LLC, a Delaware limited liability company

By:
George S. Winnacker, as Co-Trustee of the Winnacker Family Trust dated November 15, 1996, its sole member

By:
Mieko K. Winnacker as Co-Trustee of the Winnacker Family Trust dated November 15, 1996, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

George S. Winnacker

Mieko K. Winnacker

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared George S. Winnacker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Mieko K. Winnacker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 11, LLC, a Delaware limited liability company

By:
Michael L. McGregor, as husband and wife as Joint Tenants with right of survivorship, its sole member

By:
Deborah S. McGregor, as husband and wife as Joint Tenants with right of survivorship, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Michael L. McGregor

Deborah S. McGregor

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Michael L. McGregor, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Deborah S. McGregor, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 13, LLC, a Delaware limited liability company

By:	Quinlan Real Estate LLC, a California limited liability company, its sole member

By:
Patrick T. Quinlan, as Co-Trustee of the Quinlan Living Trust established December 7, 2001, its sole member

By:
Darecc M. Quinlan, as Co-Trustee of the Quinlan Living Trust established December 7, 2001, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Patrick T. Quinlan

Darece M. Quinlan

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Patrick T. Quinlan, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Darece M. Quinlan, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 14, LLC, a Delaware limited liability company

By:
Gary Lee Thomas, as Trustee of The Gary and Barbara Thomas Revocable Trust dated August 12, 1994, its sole member

By:
Barbara Irene Thomas, as Trustee of The Gary and Barbara Thomas Revocable Trust dated August 12, 1994, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Gary Lee Thomas

Barbara Irene Thomas

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Gary Lee Thomas, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Barbara Irene Thomas, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 15, LLC, a Delaware limited liability company

By:
Joanne Gong, as Trustee of the Joanne Gong Revocable Trust dated December 3, 1998, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Joanne Gong

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Joanne Gong, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 16, LLC, a Delaware limited liability company

By:
Daniel L. Soffa, an individual, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Daniel L. Soffa

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Daniel L. Soffa, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 17, LLC, a Delaware limited liability company

By:
Hugh T. Smith, as Trustee of the 1986 Hugh T. Smith and Helen G. Smith Living Trust, its sole member

By:
Helen G. Smith, as Trustee of the 1986 Hugh T. Smith and Helen G. Smith Living Trust, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Hugh T. Smith

Helen G. Smith

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Hugh T. Smith, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Helen G. Smith, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BORROWER:

TIC TPS Fort Worth 18, LLC, a Delaware limited liability company

By:
Susan C. Soffa, an individual, its sole member

STATE OF	)
)
COUNTY OF	)

On _________ __, 2015, before me, _______________________________________________________, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

GUARANTOR:

Susan C. Soffa

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Susan C. Soffa, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

BUYER:

MOODY NATIONAL INTERNATIONAL-FORT WORTH HOLDING, LLC, a Delaware limited liability company

By:

Brett C. Moody, President

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Brett C. Moody, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

NEW GUARANTOR:

MOODY NATIONAL REIT I, INC., a Maryland corporation

By:

Brett C. Moody, Chief Executive Officer

STATE OF	)
)
COUNTY OF	)

On __________ ___, 2015, before me, ____________________________________________________________, personally appeared Brett C. Moody, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

Exhibit A

Prior Assumption Documents

TIC (BORROWERS)	TIC (GUARANTORS)	PRIOR ASSUMPTION AGREEMENTS	TIC PRINCIPAL GUARANTIES	PERCENTAGE INTERESTS
TIC TPS Fort Worth 1, LLC	Alfred Lai	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 1, LLC, recorded on June 15, 2007 as Document No. 000209183 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Alfred Lai for the benefit of Citigroup Global Markets Realty Corp.	13.9454%
TIC TPS Fort Worth 2, LLC	Charles E. Wynn Lorene Rossum Wynn	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 2, LLC, recorded on June 15, 2007 as Document No. 000209185 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Charles E. Wynn and Lorene Rossum Wynn for the benefit of Citigroup Global Markets Realty Corp.	6.6812%
TIC TPS Fort Worth 3, LLC	Ann C. Watts	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 3, LLC, recorded on June 15, 2007 as Document No. 000209187 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Ann C. Watts for the benefit of Citigroup Global Markets Realty Corp.	5.4645%
TIC TPS Fort Worth 4, LLC	Gregory R. Watts	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 4, LLC, recorded on June 15, 2007 as Document No. 000209189 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Gregory R. Watts for the benefit of Citigroup Global Markets Realty Corp.	5.4645%
TIC TPS Fort Worth 5, LLC	Wallace R. Alvey Sharon S. Alvey	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Forth Worth S, LLC and TIC TPS Fort Worth I, LLC, recorded on June 15, 2007 as Document No. 000209191 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Wallace R. Alvey and Sharon S. Alvey for the benefit of Citigroup Global Markets Realty Corp.	9.3552%

TIC (BORROWERS)	TIC (GUARANTORS)	PRIOR ASSUMPTION AGREEMENTS	TIC PRINCIPAL GUARANTIES	PERCENTAGE INTERESTS
TIC TPS Fort Worth 6, LLC	Don Stephen Gull	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 6, LLC, recorded on June 15, 2007 as Document No. 000209193 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Don Stephen Gull for the benefit of Citigroup Global Markets Realty Corp.	3.2787%
TIC TPS Fort Worth 7, LLC	Roland Covey	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 7, LLC, recorded on June 15, 2007 as Document No. 000209195 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Roland Covey for the benefit of Citigroup Global Markets Realty Corp.	5.0919%
TIC TPS Fort Worth 8, LLC	Stephen C. Taylor Sue Ann Taylor	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 8, LLC, recorded on June 15, 2007 as Document No. 000209197 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Stephen C. Taylor and Sue Ann Taylor for the benefit of Citigroup Global Markets Realty Corp.	5.4645%
TIC TPS Fort Worth 9, LLC	Harriet E. Moine	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 9, LLC, recorded on June 18, 2007 as Document No. 000211101in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Harriet E. Moine for the benefit of Citigroup Global Markets Realty Corp.	6.5574%
TIC TPS Fort Worth 10, LLC	George S. Winnacker Mieko K. Winnacker	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 10, LLC, recorded on June 15, 2007 as Document No. 000209200 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by George S. Winnacker and Mieko K. Winnacker for the benefit of Citigroup Global Markets Realty Corp.	3.2539%

TIC (BORROWERS)	TIC (GUARANTORS)	PRIOR ASSUMPTION AGREEMENTS	TIC PRINCIPAL GUARANTIES	PERCENTAGE INTERESTS
TIC TPS Fort Worth 11, LLC	Michael L. McGregor Deborah S. McGregor	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 11, LLC, recorded on February 22, 2007 as Document No. 000209202 in the Official Records	TIC Principal Guaranty executed as of February 22, 2007, by Michael L. McGregor and Deborah S. McGregor for the benefit of Citigroup Global Markets Realty Corp.	7.6020%
TIC TPS Fort Worth 13, LLC	Patrick T. Quinlan Darece M. Quinlan	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 12, LLC, recorded on June 15, 2007 as Document No. 000209204 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Patrick T. Quinlan and Darece M. Quinlan for the benefit of Citigroup Global Markets Realty Corp.	4.5000%
TIC TPS Fort Worth 14, LLC	Gary Lee Thomas Barbara Irene Thomas	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 13, LLC, recorded on June 15, 2007 as Document No. 000209206 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Gary Lee Thomas and Barbara Irene Thomas for the benefit of Citigroup Global Markets Realty Corp.	6.5574%
TIC TPS Fort Worth 15, LLC	Joanne Gong	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 14, LLC, recorded on February 22, 2007 as Document No. 000209208 in the Official Records	TIC Principal Guaranty executed as of February 22, 2007, by Joanne Gong for the benefit of Citigroup Global Markets Realty Corp.	6.6126%
TIC TPS Fort Worth 16, LLC	David L. Soffa	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 15, LLC, recorded on June 15, 2007 as Document No. 000209210 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by David L. Soffa for the benefit of Citigroup Global Markets Realty Corp.	1.3403%
TIC TPS Fort Worth 17, LLC	Hugh T. Smith Helen G. Smith	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 16, LLC, recorded on June 15, 2007 as Document No. 000209212 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by Hugh T. Smith and Helen G. Smith for the benefit of Citigroup Global Markets Realty Corp.	5.6831%
TIC TPS Fort Worth 18, LLC	Susan C. Soffa	Assumption Agreement by and among Citigroup Global Markets Realty Corp., Moody National TPS Fort Worth S, LLC and TIC TPS Fort Worth 17, LLC, recorded on June 15, 2007 as Document No. 000209214 in the Official Records	TIC Principal Guaranty executed as of June 7, 2007, by J Susan C. Soffa for the benefit of Citigroup Global Markets Realty Corp.	1.3403%

EXHIBIT B

1.	All references in the Loan Documents to “Borrower”, or “Trustor”, as applicable, shall mean “New Borrower”.

2.	All references in the Loan Documents to “Guarantor” shall mean “New Guarantor”.

3.	All references in the Loan Documents to “Master Tenant” shall mean “Moody National International-Fort Worth MT, LLC, a Delaware limited liability company”.

4.	All references in the Loan Documents to “Master Lease” shall mean “that Master Lease Agreement dated as of the date hereof by and among New Borrower and Moody National International-Fort Worth MT, LLC, a Delaware limited liability company.”

5.	All references in the Loan Documents to “Manager” or “TownPlace, in its capacity as Manager” shall mean “Moody National Hospitality Management, LLC”.

6.	All references in the Loan Documents to “Management Agreement” shall mean “that certain Management Agreement entered into by Moody National Hospitality Management, LLC and Moody National International-Fort Worth MT, LLC”.

7.	The last sentence of the second paragraph of the Security Instrument is hereby modified by deleting the phrase “date hereof” and replacing the same with “the date of the Assumption Agreement.”

8.	All references in the Loan Documents to “Sponsor Entity” are hereby deleted and replaced with a reference to “Borrower.”

9.	Section 9 of the Security Instrument is hereby modified as follows:

a.	Section 9(m) is hereby revised by (i) deleting the clause “ (i) owning the Property as a tenant in common with other Borrowers, and/or (ii)” and (ii) restating clause (ii) to read as follows: “the commingling of funds with the Master Tenant pursuant to the cash management provisions of the Loan Documents shall not be, nor deemed to be, a violation of this provision.”

b.	Section 9(n) is hereby revised by (i) deleting the clause “(i) owning the Property as a tenant in common with other Trustors, and/or (ii)”; and (ii) restating clause (ii) to read as follows: “the commingling of funds with the Master Tenant pursuant to the cash management provisions of the Loan Documents shall not be, nor deemed to be, a violation of this provision.”

c.	Section 9(o) is hereby revised by deleting the clause “, except to the extent that each Trustor is liable for the Debt jointly and severally with other Trustors”.

10.	Section 12(b) of the Security Instrument is hereby revised by adding the following to end thereto:

“Notwithstanding anything to the contrary herein, the sale, conveyance, transfer, disposition, alienation, hypothecation, pledge or encumbering of all or any portion of the direct or indirect ownership interests in Moody National REIT I, Inc., a Maryland corporation (the “Moody REIT”), (each a “Permitted REIT Transfer”) shall be permitted without (1) Lender’s consent, (2) notice to Lender, and (3) the payment of any fee, premium, penalty or other payment to Lender other than payment of Lender’s actual out-of-pocket expenses, if any, provided, however, that after such Permitted REIT Transfer (a) except with the Lender’s prior written consent to the contrary, the Moody REIT is required to file, with respect to the equity interests of such company, periodic reports with the Securities and Exchange Commission under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, (b) if, as a result of any such Permitted REIT Transfer, any Person that, together with such Person’s Affiliates, did not already own, Control or hold a lien or pledge on twenty percent (20%) or more of the direct or indirect ownership interests in the Moody REIT, would own, Control or hold a lien or pledge on twenty percent (20%) or more of the direct or indirect ownership interests in the Moody REIT, then Trustor shall provide prior written notice to Lender and such Person shall be subject to Lender’s customary credit and background searches, (c) no Person, together with such Person’s Affiliates, shall own, Control or hold a lien or pledge on, more than forty-nine percent (49%) of the direct or indirect ownership interest in the Moody REIT, and (d) no individual transfer, or related series of transfers, shall result in a change of Control in Trustor, the Moody REIT or Master Tenant. “

d.	Section 12(f) of the Security Instrument is hereby deleted in its entirety and replaced with “Reserved.”

e.	Section 12(h) of the Security Instrument is hereby deleted in its entirety and replaced with “Reserved.”

11.	Section 17(b)(iii) of the Security Instrument is hereby revised by (a) deleting the clause “; provided, however, that as to items described in subsection (C), such deliveries shall not be required from any co-borrower or its respective constituents or its respective Guarantor, other than the Sponsor Entity (at any time it owns an interest in the Property), and its respective Guarantors, unless such other co-borrower holds at least a twenty percent (20%) undivided interest in the Property”; and (b) substituting therefor, a “.”.

12.	Section 22 of the Security Instrument is hereby revised by deleting the last two paragraphs therefrom.

13.	Section 69 of the Security Instrument is hereby deleted in its entirety.

14.	Section 12 of the Note is hereby deleted in its entirety and the following is hereby substituted in its stead:

“12. Limitations on Recourse.

(a) Notwithstanding anything in the Loan Documents to the contrary, but subject to the qualifications and other provisions in clauses (b), (c) and (d) of this Section 12 below, Payee and Maker agree that: (i) Maker shall be liable upon the Debt and for the other obligations arising under the Loan Documents to the full extent (but only to the extent) of the security therefor, the same being all properties (whether real or personal), rights, estates and interests now or at any time hereafter securing the payment of the Debt and/or the other obligations of Maker under the Loan Documents; (ii) if a default occurs in the timely and proper payment of all or any part of the Debt, any judicial proceedings brought by Payee against Maker shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, security titles, estates, assignments, rights and security interests now or at any time hereafter securing the payment of the Debt and/or the other obligations of Maker under the Loan Documents, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Maker other than the Property; and (iii) in the event of a foreclosure of such liens, security titles, estates, assignments, rights or security interests securing the payment of the Debt, no judgment for any deficiency upon the Debt shall be sought or obtained by Payee against Maker.

(b) Nothing contained in this Section 12 shall (A) be deemed to be a release or impairment of the Debt or the lien of the Loan Documents upon the Property, (B) preclude Payee from foreclosing under the Loan Documents in case of any default or from enforcing any of the other rights of Payee, including naming Maker as a party defendant in any action or suit for foreclosure and sale under the Mortgage, or obtaining the appointment of a receiver or prohibit Payee from obtaining a personal judgment against Maker on the Debt to the extent (but only to the extent) such judgment may be required in order to enforce the liens, security titles, estates, assignments, rights and security interests securing payment of the Debt, (C) limit or impair in any way whatsoever any Guaranty (the “Guaranty”) executed and delivered in connection with the indebtedness evidenced by this Note or release, relieve, reduce, waive or impair in any way whatsoever, any obligation of any party to the Guaranty, or (D) release, relieve, reduce, waive or impair in any way whatsoever any obligations of any person other than Maker which is a party to any of the other Loan Documents.

(c) In the event (1) any petition or proceeding for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by Maker, or against Maker by any Affiliate of Maker, or if Maker or any Affiliate of Maker or their respective agents (at the direction of Maker or such Affiliate of Maker), affiliates, officers or employees consent to, acquiesce in, arrange or otherwise participate in bringing about the institution of such petition or proceeding against any Maker (without Payee’s prior written consent), or (2) if subsequent to the commencement of any voluntary bankruptcy proceeding with respect to Maker, any involuntary bankruptcy proceeding is brought by Payee against Maker and Maker or its Affiliate files any motion contesting the same (each of the facts, events, acts or circumstances described in the foregoing clauses (1) and (2) with respect to Maker is herein referred to as a “Special Recourse Event with respect to Maker), then, the limitations on recourse set forth in this Section 12, including the provisions of clauses (i), (ii) and (iii) of Section 12(a) above, shall be null and void and completely inapplicable with respect to Maker, and this Note shall be full recourse to Maker to which the limitations on recourse set forth in this Section 12 are inapplicable.

(d) Maker shall be fully and personally liable, and subject to legal action, for any loss, cost, expense, damage, claim or other obligation (including without limitation reasonable attorneys’ fees and court costs) incurred or suffered by Payee (“Payee’s Costs”) arising out of or in connection with the following:

(i) any fraud or intentional material misrepresentation by Maker or any of its Maker Affiliates in connection with the Loan Documents, but not for fraud or material misrepresentation by any other person comprising Maker or such other person’s affiliates;

(ii) any breach of the Environmental Liabilities Agreement executed by Maker and any guarantor therein for the benefit of Payee, dated on or about the date hereof, including the indemnification provisions contained therein;

(iii) any application in violation of the Loan Documents by such Maker or any of its Maker Affiliates of any funds derived from the Property, including security deposits, insurance proceeds and condemnation awards;

(iv) after the occurrence of an Event of Default or otherwise to the extent the Loan Documents require such application, the failure of Maker or any of its Maker Affiliates to apply proceeds of rents (including rents collected in advance) or any other receipts in respect of the leases (lease termination and modification payments and recoveries upon defaulted leases) and other income or funds derived from the Property or any other collateral when received to the costs of maintenance and operation of the Property and to the payment of taxes, lien claims, insurance premiums, monthly payments of principal and interest or escrow payments or other payments due under the Loan Documents;

(v) if Maker or any of its Maker Affiliates or their respective agents (at the direction of Maker or any of its Maker Affiliates), affiliates, officers or employees contests or in any way interferes with, directly or indirectly, any foreclosure action or sale commenced by Payee or with any other enforcement of Payee’s rights, powers or remedies under any of the Loan Documents or under any document evidencing, securing or otherwise relating to the Property or any other collateral for the Debt (whether by making any motion, bringing any counterclaim, claiming any defense, seeking any injunction or other restraint, commencing any action seeking to consolidate any such foreclosure or other enforcement with any other action, or otherwise), other than contests brought in good faith;

(vi) the seizure or forfeiture of the Property, or any portion thereof, or Payee’s interest therein, resulting from criminal wrongdoing by Maker or any of its Maker Affiliates or their respective agents (at the direction of Maker or such Maker Affiliate), affiliates, officers or employees;

(vii) in the event Payee has waived (or Maker has failed to pay or the Mortgage does not require) the monthly collection for real and personal property taxes, assessments, insurance premiums, or ground rents, then failure by Maker to pay any or all such taxes, assessments, premiums and rents to the extent funds are available to Maker from the Property and Maker has not applied available funds to the Property;

(viii) material intentional physical waste of the Property caused by the acts or omissions of Maker or any of its Maker Affiliates;

(ix) any knowing failure by Maker to insure the Property in accordance with the Loan Documents to the extent that funds are available to Maker from the Property and Maker has not applied the funds to the Property;

(x) the removal or disposal of any portion of the Property by Maker or any of its Maker Affiliates after an Event of Default to the extent such Property is not replaced by Maker with like property of equivalent value, function and design;

(xi) if there shall occur any material Event of Default by Maker under the provisions of Section 9 of the Mortgage (entitled “Single Purpose Entity/Separateness”), other than any breach of Sections 9(d) (with respect to the payment of permitted trade debt only), 9(f), 9(k) and 9(p) thereof;

(xii) if there shall occur any material Event of Default by Maker under the provisions of Section 12 of the Mortgage (entitled “Transfer or Encumbrance of the Property”); and

(xiii) if in the absence of the Payee’s prior written consent, or unless otherwise permitted under the Loan Documents, Maker enters into any amendment to, modification of or termination of the Master Lease (as defined in the Mortgage).

Maker shall additionally be personally liable for (and the provisions of Section 12(a) above shall not be applied to limit or otherwise affect Maker’s personal liability for) and shall pay to Payee upon demand any and all fees, costs and expenses, including without limitation reasonable legal fees and expenses, incurred by Payee and its servicers in connection with the enforcement by Payee of any obligations of Maker for which Maker is personally liable hereunder and under the Environmental Liabilities Agreement, together with interest accrued for any such unpaid obligations at the Default Rate, only to the extent the unpaid obligations are not paid in full within ten (10) days of demand therefor.”

Exhibit C

Deferred Maintenance

Deferred Maintenance Items	Required Completion Date
Repair of cracked pool deck fence footings	120 Days from the date hereof

EXHIBIT D

NOTICE PURSUANT TO SECTION 26.02
OF THE TEXAS BUSINESS AND COMMERCE CODE

BORROWER:	LENDER:

MOODY NATIONAL INTERNATIONAL-FORT WORTH, LLC	U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., IN ITS CAPACITY AS TRUSTEE, SUCCESSOR-IN-INTEREST TO WELLS FARGO BANK, N.A,, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C3
GUARANTOR:

MOODY NATIONAL REIT I, INC.

Description of Transaction:

Borrower’s assumption of the loan in the original principal amount of $7,840,000.00, made by Citigroup Global Markets Realty Corp., a New York Corporation (“Original Lender”) to MOODY NATIONAL TPS FORT WORTH H, LLC, a Delaware limited liability company, each TIC Borrower (as defined in the Assumption Agreement) and guaranteed by Brett C. Moody as assigned by Original Lender to Lender, is evidenced by the Loan Documents (collectively, the “Written Instruments”):

THE WRITTEN INSTRUMENTS DESCRIBED ABOVE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

This Notice may be executed in several separate counterparts, which together shall be fully effective as an original and together constitute one and the same instrument; the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.